SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                  ISSUER TENDER OFFER STATEMENT
   (Pursuant to Section 13(e)(1) of the Securities Exchange Act of 1934)

                      BOWATER INCORPORATED
                       (Name of Issuer)

                      BOWATER INCORPORATED
              (Name of Person(s) Filing Statement)

 Depositary Shares, Each Representing a One-Fourth Interest in a Share of
  8.40% Series C Cumulative Preferred Stock, Par Value $1.00 Per Share,
              $100 Liquidation Preference Per Share
                (Title of Class of Securities)

                          102183-605
            (CUSIP Number of Class of Securities)


                        Wendy C. Shiba
          Secretary and Assistant General Counsel
                    Bowater Incorporated
                   55 East Camperdown Way
                      P. O. Box 1028
                   Greenville, SC 29602
                      (803) 271-9337
         (Name, Address and Telephone Number of Person
       Authorized to Receive Notices and Communications
         on Behalf of the Person(s) Filing Statement)

                           Copy to:
                    Eric B. Amstutz, Esq.
                    Jo Watson Hackl, Esq.
          Wyche, Burgess, Freeman & Parham, P.A.
                   44 East Camperdown Way
                       P. O. Box 728
                    Greenville, SC 29602
                      (803) 242-8200


                     October 16, 1995
         (Date Tender Offer First Published, Sent
              or Given to Security Holders)





                  CALCULATION OF FILING FEE

     TRANSACTION VALUATION*             AMOUNT OF FILING FEE**
       $94,775,000.00                        $18,955.00


 * Assumes purchase of 3,400,000 Depositary Shares at $27.875 per Depositary Share.

** Calculated based on the transaction valuation multiplied by one-fiftieth of one percent.


[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:  N/A               Filing Party:  N/A
                                           Date Filed:    N/A
Form or Registration No.: N/A


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ITEM 1. SECURITY AND ISSUER.

 (a) The name of the issuer is Bowater Incorporated, a Delaware corporation (the "Company"), which has its principal executive offices at 55
East Camperdown Way, Greenville, SC 29602 (telephone (803) 271-7733).

(b) The information set forth in the front cover page, "Introduction", "Section 1. Purpose of the Offer; Certain Effects of the Offer; Plans of the Company after the Offer", "Section 4. Expiration Date; Extension of the
Offer", "Section 9. Price Range of the Depositary Shares; Dividends", and "Section 12. Transactions and Arrangements Concerning the Depositary Shares" of the Offer to Purchase, a copy of which is attached hereto as Exhibit (a)(1), (the "Offer to Purchase") is incorporated herein by reference.

 (c) The information set forth in the "Introduction" and "Section 9. Price Range of the Depositary Shares; Dividends" of the Offer to Purchase is incorporated herein by reference.

 (d) This statement is being filed by the issuer.


ITEM 2. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

 (a) The information set forth in "Section 11. Source and Amount of Funds" of the Offer to Purchase is incorporated herein by reference.

 (b) Not applicable.


ITEM 3. PURPOSE OF THE TENDER OFFER AND PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

 (a)-(j) The information set forth in "Section 1. Purpose of the Offer; Certain Effects of the Offer; Plans of the Company after the Offer" of the Offer to Purchase is incorporated herein by reference.

ITEM 4. INTEREST IN SECURITIES OF THE ISSUER.

 The information set forth in "Section 12. Transactions and Arrangements Concerning the Depositary Shares" of the Offer to Purchase is incorporated herein by reference.

ITEM 5. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO THE ISSUER'S SECURITIES.

 The information set forth in "Section 12. Transactions and Arrangements Concerning the Depositary Shares" of the Offer to Purchase is incorporated herein by reference.


ITEM 6. PERSONS RETAINED, EMPLOYED OR TO BE COMPENSATED.

 The information set forth in the front cover page and "Section 14. Fees and Expenses" of the Offer to Purchase is incorporated herein by reference.


ITEM 7. FINANCIAL INFORMATION.

 (a)-(b) The financial information set forth in "Section 10. Certain Information Concerning the Company" of the Offer to Purchase is incorporated herein by reference. The audited financial statements of the Company set forth on pages 16-35 of Exhibit 13.1 to the Company's Report on Form 10-K, filed with the Commission on


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March 29, 1995, are incorporated herein by reference. The unaudited financial statements of the Company set forth in the Company's Report on Form 10-Q for the quarterly period ended June 30, 1995 are incorporated herein by reference.


ITEM 8. ADDITIONAL INFORMATION.

 (a) None.

 (b) The information set forth in "Section 3. Certain Legal Matters; Regulatory and Foreign Approvals; No Appraisal Rights" of the Offer to Purchase is incorporated herein by reference.

 (c) The information set forth in "Section 1. Purpose of the Offer; Certain Effects of the Offer; Plans of the Company after the Offer" of the Offer to Purchase is incorporated herein by reference.

 (d) None.

 (e) Reference is hereby made to the Offer to Purchase and the related Letter of Transmittal, copies of which are attached hereto as Exhibits (a)(1) and
(a)(2), respectively, and incorporated in their entirety herein by reference.


ITEM 9. MATERIAL TO BE FILED AS EXHIBITS.

 (a)(1)  Form of Offer to Purchase dated October 16, 1995.

 (a)(2)  Form of Letter of Transmittal.

 (a)(3)  Form of Notice of Guaranteed Delivery.

 (a)(4) Form of letter to brokers, dealers, commercial banks, trust companies and other nominees dated October 16, 1995.

 (a)(5) Form of letter to clients for use by brokers, dealers, commercial banks, trust companies and other nominees dated October 16, 1995.

 (a)(6)  Form of press release dated October 16, 1995.

 (a)(7)  Form of summary advertisement dated October 17, 1995.

 (a)(8) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

 (b)     Not applicable.

 (c)     Not applicable.

 (d)     Not applicable.

 (e)     Not applicable.


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 (f)     Retail Information Memorandum of Merrill Lynch & Co.


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                          SIGNATURE

  After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                       BOWATER INCORPORATED


                                       By:  /s/ David G. Maffucci
                                            Name: David G. Maffucci
                                            Title: Vice President - Treasurer

Dated: October 16, 1995


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